Other Long Term Liabilities - Schedule of Other Long-Term Liabilities (Detail) In Thousands, unless otherwise specified	Dec. 31, 2013 USD ($)	Dec. 31, 2013 CNY	Dec. 31, 2012 CNY
Other Liabilities Noncurrent [Abstract]
Deferred revenue, non-current portion	$ 329	1,992	3,047
Lease deposits	330	2,000	2,000
Liability arising from an unfavorable contract	4,688	28,377	29,199
Others	66	400	400
Total	$ 5,413	32,769	34,646